SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  November 22, 2005

UPFC Auto Receivables Trust 2005-B

ACE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-126118	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Boulevard, Suite 318 Charlotte, North Carolina 28211
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wells Fargo Delaware Trust Company, dated October 31, 2005.

1.2

Indenture, between the Issuer and Deutsche Bank Trust Company Americas, dated as October 31, 2005.

1.3

Sale and Servicing Agreement, among the Issuer, ACE Securities Corp., United Auto Credit Corporation,  Deutsche Bank Trust Company Americas and CenterOne Financial Services LLC, dated as of October 31, 2005.

1.4

Sale Agreement, between United Auto Credit Corporation and UPFC Auto Receivables Corp., dated October 31, 2005.

1.5

Purchase Agreement, between UPFC Auto Receivables Corp. and Ace Securities Corp., dated October 31, 2005.

1.6

Underwriting Agreement among Ace Securities Corp. and Deutsche Bank Securities Inc., dated November 1, 2005.

1.7

Spread Account Agreement among the Issuer, XL Capital Assurance Inc., and Deutsche Bank Trust Company Americas, dated October 31, 2005.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Securities Corp.

By: _/s/ Doris J. Hearn

Name: Doris J. Hearn

Title:  Vice President

Dated: November 22,  2005

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wells Fargo Delaware Trust Company, dated October 31, 2005.

1.2

Indenture, between the Issuer and Deutsche Bank Trust Company Americas, dated as October 31, 2005

1.3

Sale and Servicing Agreement, among the Issuer, ACE Securities Corp., United Auto Credit Corporation,  Deutsche Bank Trust Company Americas and CenterOne Financial Services LLC, dated as of October 31, 2005.

1.4

Sale Agreement, between United Auto Credit Corporation and UPFC Auto Receivables Corp., dated October 31, 2005.

1.5

Purchase Agreement, between UPFC Auto Receivables Corp. and Ace Securities Corp., dated October 31, 2005.

1.6

Underwriting Agreement among Ace Securities Corp. and Deutsche Bank Securities Inc., dated November 1, 2005.

1.7

Spread Account Agreement among the Issuer, XL Capital Assurance Inc., and Deutsche Bank Trust Company Americas, dated October 31, 2005.